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                                  EXHIBIT 23.3
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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Image Industries, Inc.

    We consent to the use of our reports included herein or incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP
Atlanta, Georgia
July 22, 1996